UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

Garrison Capital Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00878	90-0900145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 Avenue of the Americas, Suite 914 New York, New York	10104
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):

(212) 372-9590

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GARS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 24, 2020, Garrison Capital Inc., a Delaware corporation (“GARS”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), Citadel Acquisition Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PTMN (“Acquisition Sub”), and Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to PTMN (“Sierra Crest”).

The Merger Agreement provides that (i) Acquisition Sub will merge with and into GARS (the “Merger”), with GARS continuing as the surviving corporation and as a wholly owned subsidiary of PTMN, and (ii) immediately after the effectiveness of the Merger, GARS will merge with and into PTMN (the “Second Merger” and, together with the Merger, the “Mergers”), with PTMN continuing as the surviving corporation.

The boards of directors of each of PTMN and Acquisition Sub, and the managing member of Sierra Crest, have each unanimously approved the Merger Agreement and the transactions contemplated thereby. The board of directors of GARS, on the unanimous recommendation of a special committee thereof comprised solely of the independent directors of GARS, has unanimously approved the Merger Agreement and the transactions contemplated thereby.

Merger Consideration

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of GARS (“GARS Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by PTMN or GARS or any wholly owned subsidiary of PTMN or GARS (other than shares held in trust accounts, managed accounts and the like, or otherwise held in a fiduciary or agency capacity, that are beneficially owned by third parties) and all treasury shares (collectively, “Cancelled Shares”)) will be converted into the right to receive (i) an amount in cash equal to (A) $19,100,000 (the “Aggregate Cash Consideration”) divided by (B) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (as defined below) (excluding any Cancelled Shares), and (ii) a number of shares of common stock, par value $0.01 per share, of PTMN (“PTMN Common Stock”) equal to the Exchange Ratio (as defined below), plus any cash in lieu of fractional shares.

Two days prior to the Closing Date (as defined in the Merger Agreement) (such date, the “Determination Date”), each of GARS and PTMN will deliver to the other a calculation of its estimated net asset value as of 5:00 pm New York City time on the day prior to the Closing Date (such calculation with respect to GARS, the “Closing GARS Net Asset Value” and such calculation with respect to PTMN, the “Closing PTMN Net Asset Value”), in each case using a pre-agreed set of assumptions, methodologies and adjustments. GARS and PTMN will update and redeliver the Closing GARS Net Asset Value or the Closing PTMN Net Asset Value, respectively, in the event of a material change to such calculation between the Determination Date and the Closing Date and if needed to ensure that the calculation is determined within two days (excluding Sundays and holidays) prior to the Effective Time. Based on such calculations, the parties will calculate the “GARS Per Share NAV”, which will be equal to (i) (A) the Closing GARS Net Asset Value minus (B) the Aggregate Cash Consideration divided by (ii) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the “PTMN Per Share NAV”, which will be equal to (I) the Closing PTMN Net Asset Value divided by (II) the number of shares of PTMN Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to (i) the GARS Per Share NAV divided by (ii) the PTMN Per Share NAV.

Additional Cash Consideration

In connection with the transactions contemplated by the Merger Agreement, as additional consideration to the holders of shares of GARS Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), Sierra Crest will pay or cause to be paid to such holders an aggregate amount in cash equal to $5,000,000.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of GARS, PTMN and Sierra Crest. Additionally, the Merger Agreement contains customary pre-closing covenants, including covenants requiring each party (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to conduct its business in the ordinary course and (iii) to refrain from taking certain actions prior to the consummation of the Merger without the other party’s consent.

The Merger Agreement also contains customary non-solicitation provisions that prohibit GARS from soliciting or initiating discussions or negotiations with third parties regarding other proposals to acquire GARS and limit GARS’ ability to engage with third parties that make unsolicited proposals. In addition, the Merger Agreement provides that (i) GARS must call and hold the Company Special Meeting (as defined in the Merger Agreement) solely for the purpose of seeking the adoption of the Merger Agreement and the approval of the Mergers by the holders of at least a majority of the outstanding shares of GARS Common Stock entitled to vote thereon at the Company Special Meeting (the “GARS Stockholder Approval”), (ii) GARS must include, in the proxy statement that is sent to stockholders of GARS relating to the Company Special Meeting, the recommendation of the board of directors of GARS that the stockholders of GARS adopt the Merger Agreement and approve the Mergers (the “GARS Recommendation”) and (iii) subject to limited exceptions, the board of directors of GARS must not withhold or withdraw, or modify or qualify in a manner adverse to PTMN, the GARS Recommendation. Similarly, the Merger Agreement provides that PTMN (i) must call and hold the Parent Special Meeting (as defined in the Merger Agreement) solely for the purpose of seeking the approval of the issuance of shares of PTMN Common Stock in connection with the Merger by the holders of at least a majority of the outstanding shares of PTMN Common Stock represented and voting at the Parent Special Meeting (the “PTMN Stockholder Approval”), and (ii) must include, in the proxy statement that is sent to stockholders of PTMN relating to the Parent Special Meeting, the recommendation of the board of directors of PTMN that the stockholders of PTMN approve the issuance of shares of PTMN Common Stock in connection with the Merger (the “PTMN Recommendation”).

Conditions to the Mergers

The consummation of the Mergers is subject to the satisfaction or (to the extent permitted by law) waiver of certain customary mutual closing conditions, including (i) the GARS Stockholder Approval and (ii) the PTMN Stockholder Approval. The obligation of each party to consummate the Mergers is also conditioned upon, among other things, (A) the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), (B) the other party having performed in all material respects its obligations under the Merger Agreement required to be performed by it at or prior to the Closing and (C) such party’s receipt of an opinion that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. In addition, the obligation of PTMN to consummate the Mergers is conditioned on the satisfaction of the CLO Conditions (as defined in the Merger Agreement).

Termination

The Merger Agreement contains customary termination rights. In particular, at any time prior to receipt of the GARS Stockholder Approval, GARS may terminate the Merger Agreement in order to simultaneously enter into a binding definitive agreement providing for the consummation of a Superior Proposal (as defined in the Merger Agreement), subject to GARS’ compliance with notice and other specified conditions contained in the non-solicitation covenants, including giving PTMN the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice, and provided that GARS has not otherwise materially breached any provision of the non-solicitation covenants.

If the Merger Agreement is terminated by GARS as provided in the foregoing paragraph or is terminated under certain other circumstances, GARS must pay PTMN a termination fee equal to $2,375,448 (the “GARS Termination Fee”), minus any amounts that GARS previously paid to PTMN in the form of expense reimbursement.

General

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2020, in connection with the transactions disclosed above, Brian Chase informed GARS of his resignation, effective June 30, 2020, from the offices of Chief Operating Officer, Chief Compliance Officer and Secretary of GARS. Mr. Chase will continue to serve on the board of directors of GARS following his resignation as an officer.

Item 8.01.	Other Events.

On June 24, 2020, GARS and PTMN issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This document may contain forward-looking statements that involve substantial risks and uncertainties, including statements regarding the completion of the transaction between GARS and PTMN. The use of words such as “anticipates,” “believes,” “intends,” “plans,” “expects,” “projects,” “estimates,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. These forward-looking statements are subject to various risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the transaction closing, (ii) the expected synergies and savings associated with the transaction, (iii) the expected elimination of certain expenses and costs due to the transaction, (iv) the percentage of GARS stockholders voting in favor of the transaction, (v) the percentage of PTMN stockholders voting in favor of the share issuance pursuant to the terms of the transaction, (vi) the possibility that competing offers or acquisition proposals for GARS will be made; (vii) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived; (viii) risks related to diverting management’s attention from GARS’ ongoing business operations, (ix) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense and liability, (x) the future operating results of our portfolio companies or the combined company, (xi) regulatory factors, (xii) changes in regional or national economic conditions, including but not limited to the impact of the COVID-19 pandemic, and their impact on the industries in which we invest, and (xiii) other changes in the conditions of the industries in which we invest and other factors enumerated in our filings with the SEC. You should not place undue reliance on such forward-looking statements, which speak only as of the date of this document. PTMN and GARS undertake no obligation to update any forward-looking statements made herein, unless required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this document. You should read this communication and the documents referenced in this communication completely and with the understanding that actual future results may be materially different from expectations. PTMN and GARS qualify all forward-looking statements by these cautionary statements.

Additional Information and Where to Find It

In connection with the proposed transaction, GARS and PTMN plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and PTMN plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”). The Joint Proxy Statement and the Registration Statement will each contain important information about GARS, PTMN, the proposed transaction and related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933. STOCKHOLDERS OF GARS AND PTMN ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GARS, PTMN, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov or, for documents filed by GARS, from GARS’ website at http://www.garrisoncapitalbdc.com and for document files by PTMN, from PTMN’s website at www.portmanridge.com.

Participants in the Solicitation

GARS, its directors, certain of its executive officers and certain employees and officers of Garrison Capital Advisers LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of GARS is set forth in its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2020. PTMN, its directors, certain of its executive officers and certain employees and officers of Sierra Crest Investment Management LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of PTMN is set forth in its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2020. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the GARS and PTMN stockholders in connection with the proposed transaction will be contained in the Joint Proxy Statement when such document becomes available. This document may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in PTMN, GARS or in any fund or other investment vehicle.

Item 9.01	Financial Statements and Exhibits.

(d)    The following exhibits are filed with this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 24, 2020 by and among Portman Ridge Finance Corporation, Citadel Acquisition Sub Inc., Garrison Capital Inc. and Sierra Crest Investment Management LLC.

99.1	Press Release dated June 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 24, 2020

By:	/s/ Daniel Hahn
Name:	Daniel Hahn
Title:	Chief Financial Officer and Treasurer